Inventory	6 Months Ended
Jun. 30, 2024
Inventory Disclosure [Abstract]
Inventory
Note 6. Inventory
Inventory consisting of raw materials, work in process and finished goods are stated at the lower of cost or net realizable value. Cost of our inventories is determined by costing methods that approximate an average cost basis.
Inventory consisted of the following:

	June 30, 2024	December 31, 2023
Raw materials	$651	$—
Work in process	$10	$—
Total inventories	$662	$—